[***] Indicates confidential material that has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been separately filed with the Securities and Exchange Commission.

Exhibit 10.32

BAY CITY CAPITAL FUND IV, L.P.

750 Battery Street, Suite 400

San Francisco, CA 94111

CONFIDENTIAL

June 22, 2011

Poniard Pharmaceuticals, Inc.

750 Battery Street, Suite 330

San Francisco, CA 94111

Attn: Ronald A. Martell

Re:	Binding Commitment to Lend

Ladies and Gentlemen:

Reference is made to the Agreement and Plan of Merger and Reorganization, dated as of the date hereof (the “Merger Agreement”), by and among Poniard Pharmaceuticals, Inc., a Washington corporation (the “Company”), FV Acquisition Corp., a Delaware corporation, and Allozyne, Inc., a Delaware corporation (collectively the “Merger Parties”).

This letter, when accepted by the undersigned on behalf of the Company, without modification or addition, constitutes the commitment of Bay City Capital Fund IV, L.P., a Delaware limited partnership (the “Lender”) to make a loan to the Company on the following terms and conditions:

1. Subject to (a) the satisfaction (or waiver) of all of the conditions precedent of the Merger Parties pursuant to the Merger Agreement to effect the Merger (as defined in the Merger Agreement) and immediately prior to the Effective Time (as defined in the Merger Agreement), (b) the satisfaction (or waiver by the Lender) of all of the terms and conditions precedent in the draft Loan and Security Agreement attached hereto as Exhibit A (the “Loan Agreement”), (c) there not occurring any material adverse effect on the Collateral (as defined in the Loan Agreement) or any portion thereof after the date hereof, and (d) the payment by the Company of a commitment fee in the amount of $50,000 within three days of the acceptance of this letter by the undersigned, the Lender hereby gives its binding commitment and agrees to execute and deliver to the Company the Loan Agreement in substantially the form attached hereto as Exhibit A (including all exhibits thereto), against receipt from the Company of the Secured Non-Recourse Promissory Note in substantially the form attached hereto as Exhibit B, and to loan to the Company upon the terms and subject to the conditions set forth in the Loan Agreement the sum of Two Million Four Hundred Thousand Dollars ($2,400,000) no later than immediately prior to the Effective Time (the “Loan”).

2. This letter (this “Binding Commitment”) will terminate on the earlier to occur of (i) the date on which the Merger Agreement is terminated in accordance with its terms, or (ii) making of the Loan and the consummation of the transactions contemplated by the Merger Agreement.

Upon termination of this Binding Commitment, the Lender shall not have any further obligations or liabilities hereunder.

3. The provisions of this Binding Commitment contain the entire understanding of the Parties with respect to the subject matter hereof and supersede any prior agreements (whether written or oral) between the Parties with respect to such subject matter.

4. This Binding Commitment is intended to be solely for the benefit of the Company and the Lender and shall not confer any benefits upon, or create any rights in favor of, any person other than the Company and the Lender. No person, other than the parties signatory hereto, is entitled to rely upon this Binding Commitment or any of its contents in extending, or considering extensions of, any credit to the Company or for any other reason.

5. This Binding Commitment shall be governed by the laws of the State of Washington (without reference to the principles of conflicts of laws). This Binding Commitment may not be amended, modified or waived by any party in any manner adverse to the Company without the prior written consent of the Company.

[SIGNATURE PAGE TO FOLLOW]

Very truly yours,

LENDER:

BAY CITY CAPITAL FUND IV, L.P.

By:	Bay City Capital Management IV LLC, its general partner

By:	Bay City Capital LLC, its manager

By:	/s/ Carl Goldfischer
Name:	Carl Goldfischer
Title:	Managing Director

AGREED AND ACCEPTED:

PONIARD PHARMACEUTICALS, INC.

By:	/s/ Ronald A. Martell
Name:	Ronald A. Martell
Title:	CEO

EXHIBIT A

LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT (this “Agreement”) is entered into as of             , 2011 (the “Effective Date”), by and between PONIARD PHARMACEUTICALS, INC., a Washington corporation (the “Borrower”), and BAY CITY CAPITAL FUND IV, L.P., a Delaware limited partnership (the “Lender”). The Borrower and the Lender are sometimes referred to herein collectively as the “Parties” and individually as a “Party.”

RECITALS

A. On the terms and subject to the conditions set forth herein, the Lender has agreed to lend to the Borrower Two Million Four Hundred Thousand Dollars (US$2,400,000).

B. The board of directors of the Borrower has determined that it is in the best interests of the Borrower and its shareholders to borrow Two Million Four Hundred Thousand Dollars (US$2,400,000) from the Lender on the terms and conditions set forth herein.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing, and the representations, warranties and conditions set forth below, the Parties, intending to be legally bound, hereby agree as follows:

1. Definitions. The following terms shall have the meaning set forth below:

“AnorMED License Agreement” means the License Agreement dated April 2, 2004 and amended September 18, 2006 between AnorMed, Inc. and the Borrower.

“Baxter Supply Agreement” means the Commercial Supply Agreement between Baxter Oncology GmbH and the Borrower, executed by the Borrower on November 22, 2008.

“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) other than pursuant to the Merger Agreement, of equity interests representing more than 51% of the aggregate ordinary voting power represented by the issued and outstanding equity interests of the Borrower; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) nominated by the board of directors of the Borrower nor (ii) appointed by directors so nominated; or (c) the acquisition of direct or indirect Control of the Borrower by any Person or group; provided that the consummation of the transaction contemplated by the Merger Agreement shall not be deemed to be a Change in Control for purposes of the Transaction Documents.

“Collateral” has the meaning provided in Section 4(a) hereof.

“Collateral Assignment Agreement” means each of the Collateral Assignment of Patents and Collateral Assignment of Trademarks, attached hereto as Exhibits A and B respectively.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.

“Event of Default” has the meaning provided in the Note.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Heraeus Commercial Manufacturing Agreement” means the Commercial Picoplatin Active Pharmaceutical Ingredient Manufacturing Agreement dated March 24, 2008 between W.C. Heraeus GmbH and the Borrower.

“Heraeus Manufacturing Agreement” means the Picoplatin Active Pharmaceutical Ingredient Manufacturing Agreement dated July 27, 2006 between W.C. Heraeus GmbH and the Borrower.

“Intellectual Property” means all (i) Trademarks, Trademark License, Patents, and Patent License including amendments, renewals, and extensions and other rights to use and all license fees and royalties from the use thereof; (ii) all computer programs and software applications and source codes of the Borrower and all intellectual property rights therein and all other Proprietary Information of the Borrower, including but not limited to, Trade Secrets; and (iii) all Permits.

“Merger Agreement” means the Agreement and Plan of Merger and Reorganization among Poniard Pharmaceuticals, Inc., FV Acquisition Corp. and Allozyne, Inc. dated as of             , 2011.

“Patent License” means any agreement, whether written or oral, providing for the grant by or to the Borrower of any right to manufacture, use or sell any invention covered by a Patent.

“Patents” means (a) all letters patent of the United States or any other country and all reissues and extensions thereof, and (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof.

“Perfection Certificate” means a certificate in the form of Exhibit C hereto, completed and supplemented with the schedules contemplated thereby to the reasonable satisfaction of the Lender.

“Permits” means all licenses, permits, rights, orders, variances, franchises or authorizations of or from any Governmental Authority

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Picoplatin Technology” means the active pharmaceutical agent picoplatin, which is being developed for use as a human pharmaceutical for oncology therapy.

“Proceeds” means all proceeds, which shall include without limitation (a) whatever is acquired upon the sale, lease, license, exchange, or other disposition of any Collateral, (b) whatever is collected on, or distributed on account of, any Collateral, (c) rights arising out of any Collateral, (d) claims arising out of the loss or nonconformity of, defects in, or damage to any Collateral, (e) claims and rights to any proceeds of any insurance, indemnity, warranty or guaranty payable to the Borrower (or the Lender, as assignee, loss payee or an additional insured) with respect to any of the Collateral, (f) claims and rights to payments (in any form whatsoever) made or due and payable to the Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of Governmental Authority), and (g) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral

“Proprietary Information” means all information and know-how worldwide, including, without limitation, technical data; manufacturing data; research and development data; data relating to compositions, processes and formulations, manufacturing and production know-how and experience; management know-how; training programs; manufacturing, engineering and other drawings; specifications; performance criteria; operating instructions; maintenance manuals; technology; technical information; software; computer programs; engineering and computer data and databases; design and engineering specifications; catalogs; promotional literature; financial, business and marketing plans; and inventions and invention disclosures.

“Trademark License” means any agreement, written or oral, providing for the grant by or to the Borrower of any right to use any Trademark.

“Trademarks” means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, or otherwise and (b) all renewals thereof.

“Trade Secrets” means any secretly held existing engineering and other data, information, production procedures and other know-how relating to the design, manufacture, assembly, installation, use, operation, marketing, sale and servicing of any products or business of a Grantor worldwide whether written or not written.

“UCC” means, unless the context indicates otherwise, the Uniform Commercial Code, as at any time adopted and in effect in the State of [Washington], specifically including and taking into account all amendments, supplements, revisions and other modifications thereto.

2. The Note.

(a) Issuance of the Note. Subject to the terms of this Agreement, the Lender agrees to deliver to the Borrower at the Closing (as defined below), by check payable to the Borrower or by wire transfer per the Borrower’s wiring instructions (or any combination thereof), the amount of Two Million Four Hundred Thousand Dollars ($2,400,000) (the “Loan”), against the issuance and delivery by the Borrower of the Secured Non-Recourse Promissory Note in such amount and in substantially the form attached hereto as Exhibit D (the “Note”).

(b) Closing. The closing of the Loan (the “Closing”) shall take place on the Effective Date, at such place as mutually agreed upon by the Borrower and the Lender, or at such other time and place as the Borrower and the Lender mutually agree (the “Closing Date”).

3. Representations and Warranties of the Borrower. The Borrower represents and warrants to the Lender as follows:

(a) Due Incorporation, Qualification. The Borrower (i) is a corporation duly organized and validly existing under the laws of the State of Washington, (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted, and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where such qualification is required.

(b) Authority. The execution, delivery and performance by the Borrower of this Agreement, the Collateral Assignments and the Note (collectively the “Transaction Documents”) to be executed by the Borrower and the consummation of the transactions contemplated thereby (i) are within the corporate power of the Borrower and (ii) have been duly authorized by all necessary actions on the part of the Borrower.

(c) Enforceability. Each Transaction Document executed by the Borrower has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as limited by (i) bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(d) Compliance with Other Instruments, Etc. The Borrower will not by virtue of entering into and performing the Transaction Documents and the transactions contemplated thereunder be in violation of or create any default under, (i) any term of the Restated Articles of Incorporation of the Borrower or its Bylaws, or (ii) any term or provision of any material mortgage, indenture, contract, agreement, instrument, judgment or decree to which it is a party or by which it or any of its properties is bound, or any order, statute, rule or regulation applicable to the Borrower or any of its properties. The Transaction Documents will not result in the creation or imposition of any lien on any asset of the Borrower, except the liens created pursuant to the Transaction Documents.

(e) Approvals. Except for the filing of one or more UCC-1 financing statements as contemplated by the Transaction Documents, no consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or other person (including, without limitation, the shareholders of any person) is required in connection with the execution and delivery of the Transaction Documents executed by the Borrower and the performance and consummation of the transactions contemplated thereby.

(f) Litigation. Other than actions, suits, legal or administrative proceedings, investigations or claims (“Actions”) pending or, to the Borrower’s knowledge, threatened against the Borrower in connection with the Merger or the Contemplated Transactions (as such terms are defined in the Merger Agreement), there are no Actions pending or, to the Borrower’s knowledge, threatened against the Borrower and involving or affecting the Collateral, whether in law or in equity, whether civil or criminal in nature or whether before or by a federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign.

(g) Title to Collateral; Authority. The Collateral and Lender’s rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses. The Collateral is owned by the Borrower, free from any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance. There is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind of the Borrower in the Collateral. All of the Obligations of Lender will, at the time from and after the execution and delivery of each of the Transaction Documents, be entitled to the benefits of and be secured by each of the Transaction Documents. The Borrower has full power and authority to grant to the Lender the security interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person.

(h) Perfection and Priority. The security interest of the Borrower hereunder constitutes a legal, valid and enforceable first priority security interest in all of the Collateral of the Borrower, securing the payment and performance of its obligations under the Transaction Documents. After giving effect to the Borrower’s actions hereunder, the security interest in and to the Collateral will be perfected to the maximum extent a security interest in the Collateral can be perfected under the UCC of any applicable jurisdiction.

(i) Filings; Information. All notifications and other actions, including, without limitation, (i) all notices to and acknowledgments of any Person, (ii) all acknowledgments and agreements respecting the right of the Lender to obtain control with respect to any Collateral, and (iii) all filings, registrations and recordings, which are (A) required by the terms of this Agreement to have been given, made, obtained, done and accomplished, and (B) necessary to create, preserve, protect and perfect the security interest granted by the Borrower to the Lender hereby in respect of the Collateral, have been given, made, obtained, done and accomplished. The Perfection Certificate delivered by the Borrower and all information set forth therein, is true and correct in all respects and Exhibit C sets forth a true and complete list of all of the Collateral as of the Closing Date.

(j) Assigned Agreements. Each of the Assigned Agreements is in full force and effect and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting the enforcement of creditors’ rights generally and subject to general principles of equity (whether enforcement is sought by proceedings in equity or at law), and the Borrower has not assigned or pledged or otherwise encumbered the Assigned Agreements to anyone other than the Lender.

(k) Intellectual Property. The Borrower is (i) the true and lawful owner or licensee of the Trademarks listed on the Perfection Certificate and that said listed Trademarks constitute all the marks registered in the United States Patent and Trademark Office that the Borrower now owns or uses in connection with the Picoplatin Technology, and (ii) the true and lawful owner or licensee of all rights in the Patents listed on the Perfection Certificate and that said Patents constitute all the United States patents and applications for United States patents that the Borrower now owns or uses in connection with the Picoplatin Technology.

(l) No Bankruptcy or Similar Event. (i) The Borrower has not made a general assignment for the benefit of creditors; (ii) no proceeding has been instituted by or against the Borrower seeking to adjudicate it a bankrupt or insolvent person, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debt under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; seeking a warrant of attachment, execution or similar process against any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, or for any substantial part of, its property) shall occur; and (iii) the Borrower has not taken any corporate action to authorize any of the actions set forth above.

4. Creation of Security Interests.

(a) Grant of Security Interest in Collateral. The Borrower hereby pledges, sells, assigns, and transfers to the Lender and grants to the Lender, to secure the payment and performance in full of the Note and the performance of each of Borrower’s obligations and duties under this Agreement and the other Transaction Documents (the “Obligations”), a continuing security interest in all of the right, title and interest of the Borrower in, to and under all the property described in Exhibit E hereto (the “Collateral”). The Borrower warrants and represents that the security interest granted herein shall be a first priority exclusive security interest in the Collateral. The security interest hereunder is granted as security only and shall not subject the Lender to, or in any way alter or modify, any obligation or liability of the Borrower with respect to or arising out of any of the Collateral.

(b) Grant of Security Interest in Agreements. As collateral security for the performance and payment in full of all the Obligations, the Borrower hereby collaterally assigns and transfers to and grants a security interest to the Lender in, all right, title and interest of the Borrower in, to and under: (a) the Baxter Supply Agreement, the Heraeus Commercial Manufacturing Agreement, the Heraeus Manufacturing Agreement and the AnorMed License Agreement and the Contract Rights (collectively, the “Assigned Agreements”), in each case including but not limited to, any and all rights of enforcement with respect to representations and warranties, rights of indemnification, reservations of rights, assignments of warranties, whenever arising or coming into existence; (b) all payments, income and monies now or hereafter due, paid or payable from the Borrower and its assigns under the Assigned Agreements (collectively “Payments”); and (c) all Proceeds of the foregoing. The Collateral shall include the Assigned Agreements and Payments for all purposes.

(i) Notwithstanding the foregoing, the security interest hereunder is granted as security only and the Borrower expressly agrees that it shall remain liable under each of the Assigned Agreements to perform all of the conditions and obligations provided therein to be observed and performed by it, and neither this Agreement nor any action taken hereunder, shall cause the Lender to be under any obligation or liability in any respect to any party to any Assigned Agreement for the performance or observance of any of the representations, warranties, conditions, covenants, agreements or terms thereof.

(ii) Upon the occurrence and during the continuance of an Event of Default, the Lender may enforce, either in its own name or in the name of the Borrower, all rights of the Borrower under each and any of the Assigned Agreements in accordance with the terms thereof, and may: (A) compromise or settle any disputed claims as to rights of the Borrower thereunder; (B) give releases or acquittances of rights of the Borrower thereunder; or (C) do any and all things necessary, convenient or proper to fully and completely effectuate the collateral assignment of the rights of the Borrower thereunder pursuant hereto.

(c) Power of Attorney. The Borrower hereby irrevocably appoints the Lender and its successors and assigns, the true and lawful attorney-in-fact of the Borrower, with full power (in the name of the Borrower or otherwise) and without any further act of the Borrower, to take any or all action and to execute and deliver in the name and on behalf of the Borrower any and all financing statements, assignments, and other documents necessary to perfect, protect, preserve the security interests created hereunder and exercise the Lender’s rights under this Agreement. After the occurrence and during the continuation of an Event of Default (as defined in the Note) and in addition to the Lender’s rights set forth in Section 4 below and the Note, the Lender shall be entitled: in accordance with applicable law, to convert the Collateral into cash at the sole cost and expense of the Borrower, but solely for the benefit of Lender; to compromise, settle or execute releases with any of the Borrower’s account debtors, and to prosecute, defend, compromise or release any action relating to the Collateral; to endorse the name of the Borrower in favor of the Lender upon any and all checks, drafts, money orders, notes, acceptances or other instruments pertaining to Collateral; to receive any of the Collateral, or documents of title relating to the Collateral; to sign the name of the Borrower on any notice to the account debtors or on verification of the Collateral; to sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in aspect of, any Collateral or the goods or services which have given rise thereto; and to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Lender may determine necessary in order to perfect and maintain the security interests and liens granted in this Agreement and in order to fully consummate all of the transactions contemplated therein. Notwithstanding anything to the contrary in this Section 4, the Lender shall not have any obligation or liability by reason of or arising out of this Agreement to make any inquiry as to the nature or sufficiency of, to present or file any claim with respect to, or to take any action to collect or enforce the payment of, any amounts to which it may be entitled at any time or times by virtue of this Agreement. This power of attorney is a power coupled with an interest and shall be irrevocable. This power of attorney shall automatically terminate upon satisfaction of the Obligations (other than inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement).

(d) Financing Statements; Further Assurances. The Borrower irrevocably authorizes the Lender at any time and from time to time to file in any jurisdiction any initial financing statements and all amendments thereto that contain any information required pursuant to the UCC for the sufficiency or filing office acceptance of any financing statement or amendment. The Borrower agrees to execute and deliver to the Lender from time to time, upon Lender’s request, all such documents and instruments, including without limitation, financing statements, supplements to this Agreement, notices of assignments under statutes and regulations, and to take all such action, as the Lender may reasonably deem necessary or proper to perfect or otherwise preserve and protect the security interests and liens created hereby.

(e) Collateral Release. Upon satisfaction of the Obligations in full, any and all security interest in the Collateral and other collateral rights granted under this Agreement or otherwise in connection with the Obligations will automatically terminate. The Lender shall promptly upon the Borrower’s request make any filings necessary to terminate, release or cancel any filings or recordings evidencing such security interests.

5. Lender’s Rights and Remedies.

(a) While an Event of Default occurs and continues, Lender may, without notice or demand, do any or all of the following:

(i) declare all Obligations immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower;

(ii) take possession of the Collateral and make any payments and do any acts it considers necessary or reasonable to protect the Collateral and/or its security interest in the Collateral; and

(iii) exercise all rights and remedies available to Lenders under the Transaction Documents or at law or equity, including all remedies provided under the UCC.

(b) For the purpose of enabling the Lender to exercise rights and remedies under this Agreement at such time as the Lender shall be lawfully entitled to exercise such rights and remedies and for no other purpose, the Borrower hereby grants to the Lender an irrevocable, non-

exclusive license (exercisable without payment of royalty or other compensation to the Borrower) to use, assign or sublicense any of the Intellectual Property, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

(c) While an Event of Default occurs and continues, subject to any required consents referenced in Section 6(a) below, the Lender may, by written notice to the Borrower, take any or all of the following actions: (i) declare the entire right, title and interest of the Borrower in and to each of the Patents and Trademarks, together with all trademark rights and rights of protection to the same, vested, in which event such rights, title and interest shall immediately vest in the Lender, in which case the Borrower agrees to execute an assignment in form and substance reasonably satisfactory to the Lender of all its rights, title and interest in and to the Patents and Trademarks to the Lender; (ii) take and practice or sell the Patents and take and use or sell the Trademarks and the good will of the Borrower’s business symbolized by the Trademarks and the right to carry on the business and use the assets of the Borrower in connection with which the Trademarks have been used; and (iii) direct the Borrower to refrain, in which event the Borrower shall refrain, from using the Patents and Trademarks in any manner whatsoever, directly or indirectly, and, if requested by the Lender, change the Borrower’s corporate name to eliminate therefrom any use of any mark and execute such other and further documents that the Lender may request in connection with the Borrower’s obligations under this Agreement and to transfer ownership of the Patents and Trademarks, and registrations and any pending trademark application, to the Lender.

6. Obligations of Borrower Upon Event of Default. While an Event of Default (as defined in the Note) occurs and continues, upon request by the Lender, the Borrower agrees to:

(a) seek any consent required to transfer or assign all or part of the Collateral to the Lender or the Lender’s designee or grant an exclusive license or sublicense to all or part of the Collateral to the Lender or its designees; and

(b) assign to Lender any investigational new drug application (IND) or other regulatory approval pertaining to the Collateral and in the name of the Lender, to the extent assignable.

7. Conditions to Closing of the Lender. The Lender’s obligations hereunder at the Closing are subject to the fulfillment, on or prior to the Closing Date, of all of the following conditions, any of which may be waived in whole or in part by the Lender:

(a) Representations and Warranties. The representations and warranties made by the Borrower in Section 3 hereof shall have been true and correct when made, and shall be true and correct on the Closing Date.

(b) No Event of Default. No Event of Default or event or condition which upon notice, lapse of time or both would become an Event of Default shall have occurred and be continuing.

(c) Transaction Documents. The Borrower shall have duly executed and delivered to the Lender the following documents:

(i) this Agreement;

(ii) the Note;

(iii) the other Transaction Documents; and

(iv) all UCC-1 financing statements and other documents and instruments that the Lender may reasonably request to perfect its security interest in the Collateral.

(d) Fees and Expenses. The Lender shall have received all fees required to be paid, and all expenses.

(e) Lien Searches. The Lender shall have received the results of a recent lien search in each of the jurisdictions where the Collateral is located, and such search shall reveal no liens on any of the Collateral, except for liens discharged on or prior to the Closing Date pursuant to documentation satisfactory to the Lender.

(f) Merger Closing. The Merger (as defined in the Merger Agreement) shall have been consummated and become effective.

(g) Other Documents. The Lender shall have received such other documents as the Lender or its counsel may have reasonably requested

8. Borrower Covenants. For so long as there are any outstanding Obligations, the Borrower agrees:

(a) No Liens. The Borrower shall not, without first obtaining the prior written approval of lender create, incur, or allow any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance on any Collateral or permit any Collateral not to be subject to the first priority security interest granted herein. In addition, the Borrower shall not sell, transfer, assign, mortgage, pledge, lease, license, grant a security interest in, or encumber, or enter into any agreement, document, instrument or other arrangement (except with or in favor of the Lender) which directly or indirectly prohibits or has the effect of prohibiting the Borrower from selling, transferring, assigning, mortgaging, pledging, leasing, licensing, granting a security interest in or upon, or encumbering any of the Intellectual Property included in the Collateral.

(b) No Bankruptcy Filing. The Borrower shall not, without first obtaining the prior written approval of the Lender, file a petition for bankruptcy or permit or suffer any receiver, trustee or assignee for the benefit of creditors, or any other custodian to be appointed to take possession of all or any of the assets of the Borrower.

(c) Place of Business. The Borrower shall not (a) change its state of organization, (b) change the location of its chief executive office/chief place of business or remove its books and records from the location specified in this Agreement, or (c) change its name, identity or structure to such an extent that any financing statement filed in connection with this Agreement would become ineffective or seriously misleading, unless it shall have given Lender at least 30 days’ prior written notice thereof, provided that the Borrower shall be permitted to change its name to “Allozyne, Inc.” upon consummation of the Merger (as defined in the Merger Agreement).

(d) Notices. The Borrower shall promptly furnish the Lender written notice of (i) the occurrence of an Event of Default or event or condition which upon notice, lapse of time or both would become an Event of Default, (ii) any lien or claim asserted against any of the Collateral, and (iii) any breach or default, or notice thereof received from a counterparty, under any of the Assigned Agreements.

(e) Use of Proceeds. The proceeds of the Note will be used by the Borrower to fund in whole or in part the [Acquiror Severance Obligation and the Acquiror Gross-Up Obligation (as such terms are defined in the Merger Agreement).

(f) Assigned Agreements. The Borrower will (i) not assign, pledge or otherwise encumber any of its right, title or interest under, in or to any of the Assigned Agreements or Payments, to anyone other than the Lender or its successors or assigns; (ii) not, without the prior written consent of the Lender, take any action, the taking of which could reasonably be expected to result in a material alteration or impairment of any of the Assigned Agreements or of any of the Transaction Documents which is materially adverse to the interests of the Lender; (iii) not, without the prior written consent of the Lender (such consent not to be unreasonably withheld or delayed), deliver any notice of termination or terminate any of the Assigned Agreements; (iv) exercise promptly and diligently each and every material right which it may have under each of the Assigned Agreements as and to the extent requested by the Lender (except the right to terminate subject to the provision set forth above); and (v) deliver to the Lender a copy of each demand, notice, communication or document (except those received in the ordinary course of business and not relating to the amendment or termination thereof, or any breach thereunder by any party) delivered to it in any way relating to any of the Assigned Agreements, the subject matter of which could reasonably be expected to be materially adverse to the interests of the Lender.

(g) Infringements. The Borrower shall: (i) diligently prosecute, protect, defend and maintain the validity and enforceability of and all rights under the Intellectual Property material to the Borrower’s business and to the extent commercially reasonable; (ii) promptly advise the Lender in writing of material infringements of the Intellectual Property that become known to the Board of Directors of the Borrower; and (iii) not allow any Intellectual Property material to the Borrower’s business to be abandoned, forfeited or dedicated to the public without the Lender’s written consent, which consent shall not be unreasonably withheld or delayed.

(h) Collateral Assignments; Further Assurances. Upon request of the Lender whenever made, the Borrower shall promptly execute and deliver to the Lender such Collateral Assignment Agreements as the Lender shall request in connection with the Intellectual Property. The Borrower agrees that it will take such action, and deliver such documents or instruments, as the Lender shall request in connection with the preparation, filing or registration and enforcement of any Collateral Assignment Agreement.

9. Lender Covenants. Notwithstanding anything to the contrary in this Agreement, the Lender shall not enter into, and shall require that any transferees or licensees of any interest in the Collateral shall not enter into, any agreement or arrangement with W.C. Heraeus GmbH or its affiliates (collectively “Heraeus”) for the supply of Picoplatin API without assuming the obligation of the Borrower to repay the cost of the dedicated equipment in the amount of €958,000 pursuant to Section 5.3 of the Heraeus Commercial Manufacturing Agreement (the “Heraeus Obligation”) and, in the event that any portion of the Heraeus Obligation is paid by the Borrower, reimbursing the Borrower for payment of such portion of the Heraeus Obligation, provided that such obligations may be renegotiated by the Lender with the consent of the Borrower, which consent shall not be unreasonably withheld or delayed.

10. Miscellaneous.

(a) No Transfers of Notes; Successors and Assigns. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights or Obligations under it without the Lenders’ prior written consent which may be granted or withheld in the Lenders’ discretion.

(b) Waivers and Amendments. Any provision of this Agreement may be amended, waived or modified only upon the written consent of the Borrower and the Lender. No purported amendment or modification of any Transaction Document, or waiver, discharge or termination of any obligation under any Transaction Document, shall be enforceable or admissible unless, and only to the extent, expressly set forth in a writing signed by the party against which enforcement or admission is sought. Without limiting the generality of the foregoing, no oral promise or statement, nor any action, inaction, delay, failure to require performance or course of conduct shall operate as, or evidence, an amendment, supplement or waiver or have any other effect on any Transaction Document. Any waiver granted shall be limited to the specific circumstance expressly described in it, and shall not apply to any subsequent or other circumstance, whether similar or dissimilar, or give rise to, or evidence, any obligation or commitment to grant any further waiver

(c) Nature of Relationship. Lender and Borrower intend that the relationship between them shall be solely that of creditor and debtor. Nothing in this Agreement shall be construed to create a partnership or any other relationship which would make Lender in any way responsible or liable for the debts, losses, obligations or duties of Borrower

(d) Governing Law. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of Washington, without regard to the conflicts of law provisions of the State of Washington or of any other state.

(e) Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement and the closing of the transactions contemplated herein.

(f) Entire Agreement. This Agreement together with the Note constitute and contain the entire agreement among the Borrower and the Lender and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

(g) Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be in writing and faxed, mailed or delivered to each party as follows: (i) if to the Lender, at 750 Battery Street, Suite 400, San Francisco, California 94111, Attention: Managing Director, or at such other address as Lender shall furnish the Borrower in writing, and (ii) if to the Borrower, at Poniard Pharmaceuticals, Inc., [                                                                                        ] Attention: Chief Executive Officer facsimile: [(              )              -             ], or at such other address or facsimile number as the Borrower shall have furnished to the Lender in writing, with a copy to Perkins Coie LLP, 1201 Third Avenue, Suite 4800, Seattle, Washington 98101, Attention James R. Lisbakken, Esq. All such notices and communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one business day after being deposited with an overnight courier service of recognized standing or (v) four days after being deposited in the U.S. mail, first class with postage prepaid.

(h) Expenses. The Borrower and the Lender shall each bear their own costs incurred in connection with the preparation, execution and delivery of this Agreement and the Note.

(i) Severability of this Agreement. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(j) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile copies of signed signature pages will be deemed binding originals.

[Remainder of page intentionally left blank.]

The parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

BORROWER:

PONIARD PHARMACEUTICALS, INC.

By:
Print Name:
Title:

LENDER:

BAY CITY CAPITAL FUND IV, L.P.

By: Bay City Capital Management IV LLC, its general partner

By: Bay City Capital LLC, its manager

By:
Name:
Title:	Managing Director

Poniard Pharmaceuticals, Inc.

[Signature Page to Loan and Security Agreement]

EXHIBIT A

COLLATERAL ASSIGNMENT OF PATENTS

COLLATERAL ASSIGNMENT OF PATENTS dated as of             , 2011 (this “Agreement”), between PONIARD PHARMACEUTICALS, INC., a Washington corporation (together with its successors and assigns, the “Borrower”), and BAY CITY CAPITAL FUND IV, L.P., a Delaware limited partnership, as lender (together with its successors and assigns in such capacity, the “Lender):

RECITALS:

(1) This Agreement is made pursuant to the Loan and Security Agreement, dated as of             , 2011 (as amended, restated or otherwise modified from time to time, the “Loan Agreement”), between the Borrower and the Lender.

(2) The Borrower has granted to the Lender under the Loan Agreement a continuing security interest in, assignment of and lien on certain of its assets related to the Picoplatin Technology, whether now owned or existing or hereafter acquired or arising.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower hereby covenants and agrees with the Lender as follows:

Section 1. Defined Terms. Terns used herein without definition shall have the respective meanings ascribed thereto in the Loan Agreement.

Section 2. Assignment and Grant of Security Interest. As security for the prompt payment and performance of the Obligations, the Borrower hereby assigns, transfers, conveys and grants to the Lender a security interest in, a general lien upon and/or a right of set-off against (whether now owned or hereafter acquired by the Borrower and whether acquired in the United States or elsewhere in the world) all right, title and interest of the Borrower in and to the following, whether now existing or hereafter acquired:

(i) all of the Patents issued by the United States Patent and Trademark Office listed on Schedule A to this Agreement;

(ii) all applications for Patents to be issued by the United States Patent and Trademark Office listed on Schedule A to this Agreement);

(iii) all Patents issued by any other country or any office, agency or other governmental authority thereof and that are listed on Schedule A to this Agreement;

(iv) all applications for Patents to be issued by any office, agency or other governmental authority referred to in clause (iii) above and that are listed on Schedule A to this Agreement;

(v) all registrations and recordings with respect to any of the foregoing;

(vi) all reissues, continuations, continuations-in-part, extensions and divisions of any of the foregoing;

(vii) all licenses of any Patents, inventions, processes, production methods, proprietary information or know-how covered by any of the foregoing, including all rights to payments in respect thereof;

(viii) all rights to sue for past, present or future infringements of any of the foregoing;

(ix) to the extent not included above, all general intangibles (as such term is defined in the UCC) of the Borrower representing the foregoing; and

(xi) all proceeds of any and all of the foregoing.

Section 3. Reference to Separate Loan Agreement. This Agreement has been entered into by the Borrower and the Lender primarily for recording purposes as contemplated by the Loan Agreement, dated as of the date hereof, between the Borrower, as debtor, and the Lender, as secured party. In the event of any inconsistency between any of the terms or provisions hereof and the terms and provisions of such Loan Agreement, the terms and provisions of such Loan Agreement shall govern.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first set forth above.

PONIARD PHARMACEUTICALS, INC.

By:
Name:
Title:

Accepted and acknowledged by:

BAY CITY CAPITAL FUND IV, L.P.

By: Bay City Capital Management IV LLC, its general partner

By: Bay City Capital LLC, its manager

By:
Name:
Title:	Managing Director

Schedule A

to Collateral Assignment of Patents

Serial #	Filing Date	Country	Title	Status
60/857,067	11/6/2006	US	USE OF PICOPLATIN TO TREAT SMALL CELL LUNG CANCER	CONVERTED

60/877,515	12/28/2006	US	USE OF PICOPLATIN TO TREAT SMALL CELL LUNG CANCER	CONVERTED

60/927,347	5/3/2007	US	USE OF PICOPLATIN TO TREAT SMALL CELL LUNG CANCER	CONVERTED

60/931,309	5/22/2007	US	USE OF PICOPLATIN TO TREAT SMALL CELL LUNG CANCER	CONVERTED

60/969,441	8/31/2007	US	USE OF PICOPLATIN TO TREAT SMALL CELL LUNG CANCER	CONVERTED

12/508,392	7/23/2009	US	USE OF PICOPLATIN TO TREAT SMALL CELL LUNG CANCER	PENDING

60/857,017	11/6/2006	US	A METHOD OF TREATMENT OF HORMONE-RESISTANT PROSTATE CANCER	CONVERTED

60/857,564	11/8/2006	US	A METHOD OF TREATMENT OF HORMONE-RESISTANT PROSTATE CANCER	CONVERTED

60/877,570	12/28/2006	US	A METHOD OF TREATMENT OF HORMONE-RESISTANT PROSTATE CANCER	CONVERTED

60/889,179	2/9/2007	US	USE OF PICOPLATIN TO TREAT PROSTATE CANCER	CONVERTED

60/890,950	2/21/2007	US	USE OF PICOPLATIN TO TREAT PROSTATE CANCER	CONVERTED

60/931,609	5/24/2007	US	USE OF PICOPLATIN TO TREAT PROSTATE CANCER	CONVERTED

60/952,440	7/27/2007	US	USE OF PICOPLATIN TO TREAT PROSTATE CANCER	CONVERTED

11/935,979	11/6/2007	US	USE OF PICOPLATIN TO TREAT PROSTATE CANCER	PENDING

60/857,066	11/6/2006	US	A METHOD OF TREATMENT OF COLORECTAL CANCER	CONVERTED

60/857/725	11/8/2006	US	A METHOD OF TREATMENT OF COLORECTAL CANCER	CONVERTED

60/889,191	2/9/2007	US	USE OF PICOPLATIN TO TREAT COLORECTAL CANCER	CONVERTED

60/931,589	5/24/2007	US	USE OF PICOPLATIN TO TREAT COLORECTAL CANCER	CONVERTED

60/683,852	10/30/2007	US	USE OF PICOPLATIN TO TREAT COLORECTAL CANCER	CONVERTED

12/367,394	2/6/2009	US	USE OF PICOPLATIN TO TREAT COLORECTAL CANCER	PENDING

12/465,563	5/13/2009	US	USE OF PICOPLATIN TO TREAT COLORECTAL CANCER	PENDING

12/508,372	7/23/2009	US	USE OF PICOPLATIN TO TREAT COLORECTAL CANCER	PENDING

PCT/US2010/34593	5/12/2010	PCT	USE OF PICOPLATIN TO TREAT COLORECTAL CANCER	PENDING

60/889,201	2/9/2007	US	ENCAPSULATED PICOPLATIN	CONVERTED

60/889,675	2/13/2007	US	ENCAPSULATED PICOPLATIN	CONVERTED

60/984,156	10/31/2007	US	ENCAPSULATED PICOPLATIN	CONVERTED

60/989,020	11/19/2007	US	ENCAPSULATED PICOPLATIN	CONVERTED

PCT/US2008/001746	2/8/2009	PCT	ENCAPSULATED PICOPLATIN	NATIONAL PHASE

12/536,311	8/5/2009	US	ENCAPSULATED PICOPLATIN	PENDING

2008214199	2/8/2008	AU	ENCAPSULATED PICOPLATIN	PENDING

PI 0806362-1	2/8/2008	BR	ENCAPSULATED PICOPLATIN	PENDING

2,677,639	2/8/2008	CA	ENCAPSULATED PICOPLATIN	PENDING

200880011347.9	2/8/2008	CN	ENCAPSULATED PICOPLATIN	PENDING

1200/2009	2/8/2008	EG	ENCAPSULATED PICOPLATIN	PENDING

08725387.8	2/8/2008	EP	ENCAPSULATED PICOPLATIN	PENDING

10102719.4	2/8/2008	HK	ENCAPSULATED PICOPLATIN	PENDING

W-00200902208	2/8/2008	ID	ENCAPSULATED PICOPLATIN	PENDING

200261	2/8/2008	IL	ENCAPSULATED PICOPLATIN	PENDING

5257/CHENP/2009	2/8/2008	IN	ENCAPSULATED PICOPLATIN	PENDING

2009-549126	2/8/2008	JP	ENCAPSULATED PICOPLATIN	PENDING

10-2009-7018781	2/8/2008	KR	ENCAPSULATED PICOPLATIN	PENDING

MX/s/2009/008487	2/8/2008	MX	ENCAPSULATED PICOPLATIN	PENDING

1-2009-501520	2/8/2008	PH	ENCAPSULATED PICOPLATIN	PENDING

2009133447	2/8/2008	RU	ENCAPSULATED PICOPLATIN	PENDING

200909261	2/8/2008	UA	ENCAPSULATED PICOPLATIN	PENDING

1-2009-01904	2/8/2008	VN	ENCAPSULATED PICOPLATIN	PENDING

60/889,171*	2/9/2007	US	STABILIZED PICOPLATIN ORAL DOSAGE FORM	CONVERTED

60/889,681*	2/13/2007	US	STABILIZED PICOPLATIN ORAL DOSAGE FORM	CONVERTED

PCT/US2008/001752*	2/8/2008	PCT	STABILIZED PICOPLATIN ORAL DOSAGE FORM	NATIONAL PHASE

12/536,335*	8/5/2009	US	STABILIZED PICOPLATIN ORAL DOSAGE FORM	PENDING

2008214202*	2/8/2008	AU	STABILIZED PICOPLATIN ORAL DOSAGE FORM	PENDING

0806418-0*	2/8/2008	BR	STABILIZED PICOPLATIN ORAL DOSAGE FORM	PENDING

2,677,640*	2/8/2008	CA	STABILIZED PICOPLATIN ORAL DOSAGE FORM	PENDING

200880011357.2*	2/8/2008	CN	STABILIZED PICOPLATIN ORAL DOSAGE FORM	PENDING

1201/2009*	2/8/2008	EG	STABILIZED PICOPLATIN ORAL DOSAGE FORM	PENDING

08725393.6*	2/8/2008	EP	STABILIZED PICOPLATIN ORAL DOSAGE FORM	PENDING

10106157.4*	2/8/2008	HK	STABILIZED PICOPLATIN ORAL DOSAGE FORM	PENDING

W-00200902207*	2/8/2008	ID	STABILIZED PICOPLATIN ORAL DOSAGE FORM	PENDING

200262*	2/8/2008	IL	STABILIZED PICOPLATIN ORAL DOSAGE FORM	PENDING

5256/CHENP/2009*	2/8/2008	IN	STABILIZED PICOPLATIN ORAL DOSAGE FORM	PENDING

*	Co-owned with Genzyme Corporation

2009-549128*	2/8/2008	JP	STABILIZED PICOPLATIN ORAL DOSAGE FORM	PENDING

10-2009-7018780*	2/8/208	KR	STABILIZED PICOPLATIN ORAL DOSAGE FORM	PENDING

MX/a/2009/008488*	2/8/2008	MX	STABILIZED PICOPLATIN ORAL DOSAGE FORM	PENDING

1-2009-501521*	2/8/2008	PH	STABILIZED PICOPLATIN ORAL DOSAGE FORM	PENDING

2009133446*	2/8/2008	RU	STABILIZED PICOPLATIN ORAL DOSAGE FORM	PENDING

200909262*	2/8/2008	UA	STABILIZED PICOPLATIN ORAL DOSAGE FORM	PENDING

1-2009-01903*	2/8/2008	VN	STABILIZED PICOPLATIN ORAL DOSAGE FORM AND PROCESS FOR PREPARING THE SAME	PENDING

60/949,639	6/27/2007	US	STABILIZED INTRAVENOUS DOSAGE FORM	CONVERTED

60/950,033	7/16/2007	US	ORAL FORMULATION FOR PICOPLATIN	CONVERTED

61/043,962	4/10/2008	US	ORAL FORMULATION FOR PICOPLATIN	CONVERTED

PCT/US2008/008669	7/16/2008	PCT	ORAL FORMULATION FOR PICOPLATIN	NATIONAL PHASE

12/669,274	1/15/2010	US	ORAL FORMULATION FOR PICOPLATIN	PENDING

2,693,057	7/16/2008	CA	ORAL FORMULATION FOR PICOPLATIN	PENDING

200880103323.6	7/16/2008	CN	ORAL FORMULATION FOR PICOPLATIN	PENDING

08780206.2	7/16/2008	EP	ORAL FORMULATION FOR PICOPLATIN	PENDING

11101572.1	7/16/2008	HK	ORAL FORMULATION FOR PICOPLATIN	PENDING

2010-517010	7/16/2008	JP	ORAL FORMULATION FOR PICOPLATIN	PENDING

097127053	7/16/2008	TW	ORAL FORMULATION FOR PICOPLATIN	PENDING

61/027,387	2/8/2008	US	USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	CONVERTED

PCT/US2009/000770	2/6/2009	PCT	USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	NATIONAL PHASE

12/866,702	11/11/2010	US	USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	PENDING

2009210654	2/6/2009	AU	USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	PENDING

2,715,348	2/6/2009	CA	USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	PENDING

200980109758.6	2/6/2009	CN	USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	PENDING

09708527.8	2/6/2009	EP	USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	PENDING

2010-545883	2/6/2009	JP	USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	PENDING

61/027,382	2/8/2008	US	USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	CONVERTED

PCT/US2009/000773	2/6/2009	PCT	USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	NATIONAL PHASE

12/866,706	11/15/2010	US	USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	PENDING

2009210656	2/6/2009	AU	USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	PENDING

2,715,353	2/6/2009	CA	USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	PENDING

200980111015.2	2/6/2009	CN	USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	PENDING

*	Co-owned with Genzyme Corporation

09708387.7	2/6/2009	EP	USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	PENDING

2010-545885	2/6/2009	JP	USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	PENDING

61/027,360	2/8/2008	US	USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	CONVERTED

PCT/US2009/000750	2/6/2009	PCT	PICOPLATIN AND AMRUBICIN TO TREAT LUNG CANCER	NATIONAL PHASE

12/866,710	11/10/2010	US	PICOPLATIN AND AMRUBICIN TO TREAT LUNG CANCER	PENDING

2009210734	2/6/2009	AU	PICOPLATIN AND AMRUBICIN TO TREAT LUNG CANCER	PENDING

2,715,329	2/6/2009	CA	PICOPLATIN AND AMRUBICIN TO TREAT LUNG CANCER	PENDING

200980110139.9	2/6/2009	CN	PICOPLATIN AND AMRUBICIN TO TREAT LUNG CANCER	PENDING

09708292.9	2/6/2009	EP	PICOPLATIN AND AMRUBICIN TO TREAT LUNG CANCER	PENDING

2010-545878	2/6/2009	JP	PICOPLATIN AND AMRUBICIN TO TREAT LUNG CANCER	PENDING

61/027,388	2/8/2008	US	COMBINATION CHEMOTHERAPY COMPRISING STABILIZED INTRAVENOUS PICOPLATIN DOSAGE FORM	CONVERTED

61/055/071	5/21/2008	US	COMBINATION CHEMOTHERAPY COMPRISING STABILIZED INTRAVENOUS PICOPLATIN DOSAGE FORM	CONVERTED

PCT/US2008/08076	6/27/2008	PCT	STABILIZED PICOPLATIN DOSAGE FORM	NATIONAL PHASE

12/635,517	12/10/2009	US	STABILIZED PICOPLATIN DOSAGE FORM	PENDING

12/635,534	12/10/2009	US	COMBINATION THERAPY FOR OVARIAN CANCER	PENDING

12/781,599	5/17/2010	US	COMBINATION THERAPY FOR OVARIAN CANCER	PENDING

PCT/US11/036855	5/17/2011	PCT	COMBINATION THERAPY FOR OVARIAN CANCER	PENDING

2008295576	6/27/2008	AU	STABILIZED PICOPLATIN DOSAGE FORM	PENDING

PI0811816-7	6/27/2008	BR	STABILIZED PICOPLATIN DOSAGE FORM	PENDING

2,691,115	6/27/2008	CA	STABILIZED PICOPLATIN DOSAGE FORM	PENDING

200880022248.0	6/27/2008	CN	STABILIZED PICOPLATIN DOSAGE FORM	PENDING

08828991.3	6/27/2008	EP	STABILIZED PICOPLATIN DOSAGE FORM	PENDING

10108170.3	6/27/2008	HK	STABILIZED PICOPLATIN DOSAGE FORM	PENDING

W-00201000277	6/27/2008	ID	STABILIZED PICOPLATIN DOSAGE FORM	PENDING

	6/27/208	IL	STABILIZED PICOPLATIN DOSAGE FORM	PENDING

7725/CHENP/2009	6/27/2008	IN	STABILIZED PICOPLATIN DOSAGE FORM	PENDING

2010-514837	6/27/2008	JP	STABILIZED PICOPLATIN DOSAGE FORM	PENDING

10-2010-7001745	6/27/2008	KR	STABILIZED PICOPLATIN DOSAGE FORM	PENDING

MX/a/2009/013835	6/27/2008	MX	STABILIZED PICOPLATIN DOSAGE FORM	PENDING

2010102096	6/27/2008	RU	STABILIZED PICOPLATIN DOSAGE FORM	PENDING

097124033	6/28/2008	TW	STABILIZED PICOPLATIN DOSAGE FORM	PENDING

201000817	6/28/2008	UA	STABILIZED PICOPLATIN DOSAGE FORM	PENDING

61/169,679	4/15/2009	US	PICOPLATIN ORAL DOSAGE FORM HAVING HIGH BIOAVAILABILITY	CONVERTED

61/170,487	4/17/2009	US	PICOPLATIN ORAL DOSAGE FORM HAVING HIGH BIOAVAILABILITY	CONVERTED

PCT/US2010/00735	3/11/2010	PCT	HIGH BIOVAILABILITY ORAL PICOPLATIN ANTI-CANCER THERAPY	PUBLISHED

61/177,567	5/12/2009	US	USE OF PICOPLATIN TO TREAT PROSTATE CANCER	CONVERTED

PCT/US2010/34591	5/12/2010	PCT	USE OF PICOPLATIN TO TREAT PROSTATE CANCER	PUBLISHED

61/177,571	5/12/2009	US	USE OF PICOPLATING AND DOCETAXEL TO TREAT PROSTATE CANCER	CONVERTED

61/186,526	6/12/2009	US	IMPROVED SYNTHESIS OF PICOPLATIN	CONVERTED

PCT/US2010/38348	6/11/2010	PCT	IMPROVED SYNTHESIS OF PICOPLATIN	PUBLISHED

099119171	6/11/2010	TW	IMPROVED SYNTHESIS OF PICOPLATIN	PENDING

61/311,169	3/5/2010	US	METHOD TO TREAT SMALL CELL LUNG CANCER	CONVERTED

61/345,442	5/17/2010	US	METHOD TO TREAT SMALL CELL LUNG CANCER	CONVERTED

PCT/US2011/027264	3/4/2011	PCT	METHOD TO TREAT SMALL CELL LUNG CANCER	PENDING

100107612	3/7/2011	TW	METHOD TO TREAT SMALL CELL LUNG CANCER	PENDING

61/345,451	5/17/2010	US	COMBINATION THERAPY FOR SMALL CELL LUNG CANCER	CONVERTED

61/346,777	5/20/2010	US	COMBINATION THERAPY FOR SMALL CELL LUNG CANCER	CONVERTED

PCT/US2011/027268	3/4/2011	PCT	COMBINATION THERAPY FOR SMALL CELL LUNG CANCER	PENDING

100107621	3/7/2011	TW	COMBINATION THERAPY FOR SMALL CELL LUNG CANCER	PENDING

EXHIBIT B

COLLATERAL ASSIGNMENT OF TRADEMARKS

COLLATERAL ASSIGNMENT OF TRADEMARKS dated as of             , 2011 (“Agreement”), between PONIARD PHARMACEUTICALS, INC., a Washington corporation (together with its successors and assigns, the “Borrower”), and BAY CITY CAPITAL FUND IV, L.P., a Delaware limited partnership, as Lender (together with its successors and assigns in such capacity, the “Lender”):

RECITALS:

(1) This Agreement is made pursuant to the Loan and Security Agreement, dated as of             , 2011 (as amended, restated or otherwise modified from time to time, the “Loan Agreement”), between the Borrower and the Lender.

(2) The Borrower has granted to the Lender under the Loan Agreement a continuing security interest in, assignment of and lien on certain of its assets related to the Picoplatin Technology, whether now owned or existing or hereafter acquired or arising.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower hereby covenants and agrees with the Lender as follows:

Section 1. Defined Terms. Terns used herein without definition shall have the respective meanings ascribed thereto in the Loan Agreement.

Section 2. Assignment and Grant of Security Interest. As security for the prompt payment and performance of the Obligations, the Borrower hereby assigns, transfers, conveys and grants to the Lender a security interest in, a general lien upon and/or a right of set-off against (whether now owned or hereafter acquired by the Borrower and whether acquired in the United States or elsewhere in the world) all right, title and interest of the Borrower in and to the following, whether now existing or hereafter acquired:

(i) all trademarks, trade names and service marks registered with the United States Patent and Trademark Office listed on Schedule A to this Agreement;

(ii) all applications for the registration of trademarks, trade names and service marks filed with the United States Patent and Trademark Office listed on Schedule A to this Agreement;

(iii) all trademarks, trade names and service marks registered with any office, agency or other governmental authority of any State, the District of Columbia or any possession or territory of the United States and that are listed on Schedule A to this Agreement;

(iv) all trademarks, trade names and service marks registered with any office, agency or other governmental authority of any other country or any province, department or other governmental subdivision thereof and that are listed on Schedule A to this Agreement;

(v) all registrations and recordings with respect to any of the foregoing;

(vi) all reissues, extensions and renewals of any of the foregoing;

(vii) all corporate names, business names, trade styles, logos, other source or business identifiers; all information, customer lists, identification of supplier, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs, and the like pertaining to operations by the

E-1

Borrower in, on or about any of its plants or warehouses; all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured on or about any of its plants; and all accounting information pertaining to operations in, on or about any of its plants and all media in which or on which all of the information or knowledge or data or records relating to its plants and warehouses may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data, and the Lender shall keep all such information, knowledge, records or data strictly confidential;

(viii) all licenses and other agreements relating in whole or in part to any of the foregoing, including all rights to payments in respect thereof;

(ix) all rights to sue for past, present or future infringements of any of the foregoing;

(x) to the extent not included above, all general intangibles (as such term is defined in the UCC) of the Borrower representing the foregoing; and

(xii) all proceeds of any and all of the foregoing.

Section 3. Reference to Separate Loan Agreement. This Agreement has been entered into by the Borrower and the Lender primarily for recording purposes as contemplated by the Loan Agreement, dated as of the date hereof, between the Borrower, as debtor, and the Lender, as secured party. In the event of any inconsistency between any of the terms or provisions hereof and the terms and provisions of such Loan Agreement, the terms and provisions of such Loan Agreement shall govern.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first set forth above.

PONIARD PHARMACEUTICALS, INC.

By:
Name:
Title:

Accepted and acknowledged by:

BAY CITY CAPITAL FUND IV, L.P.

By: Bay City Capital Management IV LLC, its general partner

By: Bay City Capital LLC, its manager

By:
Name:
Title:	Managing Director

E-2

Schedule A

to Collateral Assignment of

Trademarks

Trademarks	Country	Serial No.	Registration No.

PONIARD	US	77/926,443

PONIARD	EUROPE	5136247	5136247

PONIARD	BULGARIA	87794	64215

PONIARD	CANADA	1,305,719

PONIARD	CHINA	5420788	5420788

PONIARD	JAPAN	2006-55411	5011442

PONIARD	MEXICO	788572	953650

PONIARD	ROMANIA	M2006-06634	078934

PONIARD	RUSSIA	2006716360	334572

PONIARD	UKRAINE	M200608493	83816

PONIARD	US	78/941,640	3,247,488

PONIARD	EUROPE	5646484	5646484

PONIARD	CANADA	1,332,920

PONIARD	CHINA	5875890	5875890

PONIARD	INDIA	1526598

PONIARD	JAPAN	20076424	5051753

PONIARD	MEXICO	832693	1013834

PONIARD	RUSSIA	2007701832	351832

PONIARD	UKRAINE	M200701043	92279

P DESIGN	EUROPE	5645965	5645965

P DESIGN	CANADA	1,332,922

P DESIGN	CHINA	5875888	5875888

E-3

P DESIGN	INDIA	1526599

P DESIGN	JAPAN	20075966	5051751

P DESIGN	MEXICO	832691	983191

P DESIGN	RUSSIA	2007701837	342645

P DESIGN	UKRAINE	M200701044	93525

P DESIGN	US	78/941,637	3,247,487

P DESIGN	CHINA	5875889	5875889

P DESIGN	MEXICO	832692	1013833

P DESIGN	RUSSIA	2007702270	350589

P PONIARD & DESIGN (LOGO)	US	78/941,528	3,247,481

P DESIGN	CROATIA	Z20070832A	Z20070832

P DESIGN	SERBIA	Z9912007	55571

PONIARD	CROATIA	Z20070831A	Z20070831

PONIARD	SERBIA	Z9922007	55553

E-4

Exhibit C to

Loan and Security Agreement

PERFECTION CERTIFICATE

In connection with a proposed transaction by and between Poniard Pharmaceuticals, Inc. (the “Borrower”) and Bay City Capital Fund IV, L.P. (the “Lender”), the Borrower hereby certifies as follows:

Section 1. Legal Names, Organizations and Jurisdictions of Organization. The exact legal name, the type of organization and the jurisdiction of organization or formation, as applicable, of the Borrower is as follows:

Name	Type of Organization	Jurisdiction of Organization/ Formation
Poniard Pharmaceuticals, Inc.	Corporation	Delaware

Section 2. Organizational and Federal Taxpayer Identification Numbers. The state issued organizational identification number and federal taxpayer identification number of the Borrower is as follows:

Organizational Identification Number	Federal Taxpayer Identification Number
WA UBI# 600-542-428	91-1261311

Section 3. Chief Executive Offices and Mailing Addresses. The chief executive office address and mailing address, including street address, city, county, state and ZIP code, of the Borrower is as follows:

Chief Executive Office	Mailing Address
750 Battery Street, Suite 330, San Francisco, CA 94111	same

Section 4. Changes in Name, Jurisdiction of Organization or Corporate Structure. Except as set forth below, the Borrower has not changed its legal name, jurisdiction of organization or corporate structure in any way (e.g., merger, consolidation, conversion, change in corporate form, change in jurisdiction of organization or otherwise) within the past five years:

Date of Change	Description of Change
June 16, 2006	Name changed from NeoRx Corporation

Section 5. Prior Addresses. Except as set forth below, the Borrower has not changed its chief executive office within the past five years:

Prior Address of Chief Executive Office
7000 Shoreline Court, Suite 270, South San Francisco, CA 94080

Section 6. Trade Names. Set forth below is each trade name or assumed name used by the Borrower during the past five years or by which the Borrower has been known or has transacted any business during the past five years:

Trade/Assumed Name
Poniard
Poniard Pharmaceuticals

Section 7. Intellectual Property. Set forth below is a list of all trademarks, patents, and applications therefor owned or used by the Borrower:

(a) Trademarks:

Trademark	Country	Application No. and/or Registration No.	Application Filing Date and/or Registration Date

PONIARD	US	77/926,443

PONIARD	EUROPE	5136247	3/26/2007

PONIARD	BULGARIA	87794	3/25/2008

PONIARD	CANADA	1,305,719

PONIARD	CHINA	5420788	9/7/2009

PONIARD	JAPAN	2006-55411	12/15/2006

PONIARD	MEXICO	788572	9/21/2006

PONIARD	ROMANIA	M2006-06634	5/29/2007

Trademark	Country	Application No. and/or Registration No.	Application Filing Date and/or Registration Date
PONIARD	RUSSIA	2006716360	9/24/2007

PONIARD	UKRAINE	M200608493	10/25/2007

PONIARD	US	78/941,640	5/29/2007

PONIARD	EUROPE	5646484	1/17/2008

PONIARD	CANADA	1,332,920

PONIARD	CHINA	5875890	3/28/2010

PONIARD	INDIA	1526598

PONIARD	JAPAN	20076424	6/1/2007

PONIARD	MEXICO	832693	11/27/2007

PONIARD	RUSSIA	2007701832	6/4/2008

PONIARD	UKRAINE	M200701043	5/26/2008

P DESIGN	EUROPE	5645965	1/30/2008

P DESIGN	CANADA	1,332,922

P DESIGN	CHINA	5875888	12/28/2009

P DESIGN	INDIA	1526599

P DESIGN	JAPAN	20075966	6/1/2007

P DESIGN	MEXICO	832691	4/30/2007

P DESIGN	RUSSIA	2007701837	1/30/2008

P DESIGN	UKRAINE	M200701044	6/25/2008

P DESIGN	US	78/941,637	5/29/2007

P DESIGN	CHINA	5875889	3/28/2010

P DESIGN	MEXICO	832692	11/27/2007

P DESIGN	RUSSIA	2007702270	5/20/2008

Trademark	Country	Application No. and/or Registration No.	Application Filing Date and/or Registration Date
P PONIARD & DESIGN (LOGO)	US	78/941,528	5/29/2007

P DESIGN	CROATIA	Z20070832A	2/8/2008

P DESIGN	SERBIA	Z9912007	5/8/2007

PONIARD	CROATIA	Z20070831A	2/8/2008

PONIARD	SERBIA	Z9922007	5/8/2007

(b) Patents:

The Following patents are owned by Poniard Pharmaceuticals, Inc:

Patent	Country	Application No. or Registration No. (as applicable)	Application Filing Date or Registration Date (as applicable)
USE OF PICOPLATIN TO TREAT SMALL CELL LUNG CANCER	US	60/857,067	11/6/2006

USE OF PICOPLATIN TO TREAT SMALL CELL LUNG CANCER	US	60/877,515	12/28/2006

USE OF PICOPLATIN TO TREAT SMALL CELL LUNG CANCER	US	60/927,347	5/3/2007

USE OF PICOPLATIN TO TREAT SMALL CELL LUNG CANCER	US	60/931,309	5/22/2007

USE OF PICOPLATIN TO TREAT SMALL CELL LUNG CANCER	US	60/969,441	8/31/2007

USE OF PICOPLATIN TO TREAT SMALL CELL LUNG CANCER	US	12/508,392	7/23/2009

A METHOD OF TREATMENT OF HORMONE-RESISTANT PROSTATE CANCER	US	60/857,017	11/6/2006

A METHOD OF TREATMENT OF HORMONE-RESISTANT PROSTATE CANCER	US	60/857,564	11/8/2006

A METHOD OF	US	60/877,570	12/28/2006

Patent	Country	Application No. or Registration No. (as applicable)	Application Filing Date or Registration Date (as applicable)
TREATMENT OF HORMONE-RESISTANT PROSTATE CANCER

USE OF PICOPLATIN TO TREAT PROSTATE CANCER	US	60/889,179	2/9/2007

USE OF PICOPLATIN TO TREAT PROSTATE CANCER	US	60/890,950	2/21/2007

USE OF PICOPLATIN TO TREAT PROSTATE CANCER	US	60/931,609	5/24/2007

USE OF PICOPLATIN TO TREAT PROSTATE CANCER	US	60/952,440	7/27/2007

USE OF PICOPLATIN TO TREAT PROSTATE CANCER	US	11/935,979	11/6/2007

A METHOD OF TREATMENT OF COLORECTAL CANCER	US	60/857,066	11/6/2006

A METHOD OF TREATMENT OF COLORECTAL CANCER	US	60/857/725	11/8/2006

USE OF PICOPLATIN TO TREAT COLORECTAL CANCER	US	60/889,191	2/9/2007

USE OF PICOPLATIN TO TREAT COLORECTAL CANCER	US	60/931,589	5/24/2007

USE OF PICOPLATIN TO TREAT COLORECTAL CANCER	US	60/683,852	10/30/2007

USE OF PICOPLATIN TO TREAT COLORECTAL CANCER	US	12/367,394	2/6/2009

USE OF PICOPLATIN TO TREAT COLORECTAL CANCER	US	12/465,563	5/13/2009

USE OF PICOPLATIN TO TREAT COLORECTAL CANCER	US	12/508,372	7/23/2009

Patent	Country	Application No. or Registration No. (as applicable)	Application Filing Date or Registration Date (as applicable)
USE OF PICOPLATIN TO TREAT COLORECTAL CANCER	PCT	PCT/US2010/34593	5/12/2010

ENCAPSULATED PICOPLATIN	US	60/889,201	2/9/2007

ENCAPSULATED PICOPLATIN	US	60/889,675	2/13/2007

ENCAPSULATED PICOPLATIN	US	60/984,156	10/31/2007

ENCAPSULATED PICOPLATIN	US	60/989,020	11/19/2007

ENCAPSULATED PICOPLATIN	PCT	PCT/US2008/001746	2/8/2009

ENCAPSULATED PICOPLATIN	US	12/536,311	8/5/2009

ENCAPSULATED PICOPLATIN	AU	2008214199	2/8/2008

ENCAPSULATED PICOPLATIN	BR	PI 0806362-1	2/8/2008

ENCAPSULATED PICOPLATIN	CA	2,677,639	2/8/2008

ENCAPSULATED PICOPLATIN	CN	200880011347.9	2/8/2008

ENCAPSULATED PICOPLATIN	EG	1200/2009	2/8/2008

ENCAPSULATED PICOPLATIN	EP	08725387.8	2/8/2008

ENCAPSULATED PICOPLATIN	HK	10102719.4	2/8/2008

ENCAPSULATED PICOPLATIN	ID	W-00200902208	2/8/2008

ENCAPSULATED PICOPLATIN	IL	200261	2/8/2008

ENCAPSULATED PICOPLATIN	IN	5257/CHENP/2009	2/8/2008

ENCAPSULATED PICOPLATIN	JP	2009-549126	2/8/2008

ENCAPSULATED PICOPLATIN	KR	10-2009-7018781	2/8/2008

ENCAPSULATED PICOPLATIN	MX	MX/s/2009/008487	2/8/2008

ENCAPSULATED PICOPLATIN	PH	1-2009-501520	2/8/2008

ENCAPSULATED PICOPLATIN	RU	2009133447	2/8/2008

ENCAPSULATED PICOPLATIN	UA	200909261	2/8/2008

ENCAPSULATED PICOPLATIN	VN	1-2009-01904	2/8/2008

Patent	Country	Application No. or Registration No. (as applicable)	Application Filing Date or Registration Date (as applicable)
STABILIZED PICOPLATIN ORAL DOSAGE FORM*	US	60/889,171	2/9/2007

STABILIZED PICOPLATIN ORAL DOSAGE FORM*	US	60/889,681	2/13/2007

STABILIZED PICOPLATIN ORAL DOSAGE FORM*	PCT	PCT/US2008/001752	2/8/2008

STABILIZED PICOPLATIN ORAL DOSAGE FORM*	US	12/536,335	8/5/2009

STABILIZED PICOPLATIN ORAL DOSAGE FORM*	AU	2008214202	2/8/2008

STABILIZED PICOPLATIN ORAL DOSAGE FORM*	BR	0806418-0	2/8/2008

STABILIZED PICOPLATIN ORAL DOSAGE FORM*	CA	2,677,640	2/8/2008

STABILIZED PICOPLATIN ORAL DOSAGE FORM*	CN	200880011357.2	2/8/2008

STABILIZED PICOPLATIN ORAL DOSAGE FORM*	EG	1201/2009	2/8/2008

STABILIZED PICOPLATIN ORAL DOSAGE FORM*	EP	08725393.6	2/8/2008

STABILIZED PICOPLATIN ORAL DOSAGE FORM*	HK	10106157.4	2/8/2008

STABILIZED PICOPLATIN ORAL DOSAGE FORM*	ID	W-00200902207	2/8/2008

STABILIZED PICOPLATIN ORAL DOSAGE FORM*	IL	200262	2/8/2008

STABILIZED PICOPLATIN ORAL DOSAGE FORM*	IN	5256/CHENP/2009	2/8/2008

STABILIZED PICOPLATIN ORAL DOSAGE FORM*	JP	2009-549128	2/8/2008

*	co-owned with Genzyme Corporation

STABILIZED PICOPLATIN ORAL DOSAGE FORM*	KR	10-2009-7018780	2/8/208

STABILIZED PICOPLATIN ORAL DOSAGE FORM*	MX	MX/a/2009/008488	2/8/2008

STABILIZED PICOPLATIN ORAL DOSAGE FORM*	PH	1-2009-501521	2/8/2008

STABILIZED PICOPLATIN ORAL DOSAGE FORM*	RU	2009133446	2/8/2008

STABILIZED PICOPLATIN ORAL DOSAGE FORM*	UA	200909262	2/8/2008

STABILIZED PICOPLATIN ORAL DOSAGE FORM AND PROCESS FOR PREPARING THE SAME*	VN	1-2009-01903	2/8/2008

STABILIZED INTRAVENOUS DOSAGE FORM	US	60/949,639	6/27/2007

ORAL FORMULATION FOR PICOPLATIN	US	60/950,033	7/16/2007

ORAL FORMULATION FOR PICOPLATIN	US	61/043,962	4/10/2008

ORAL FORMULATION FOR PICOPLATIN	PCT	PCT/US2008/008669	7/16/2008

ORAL FORMULATION FOR PICOPLATIN	US	12/669,274	1/15/2010

ORAL FORMULATION FOR PICOPLATIN	CA	2,693,057	7/16/2008

ORAL FORMULATION FOR PICOPLATIN	CN	200880103323.6	7/16/2008

ORAL FORMULATION FOR PICOPLATIN	EP	08780206.2	7/16/2008

ORAL FORMULATION FOR PICOPLATIN	HK	11101572.1	7/16/2008

ORAL FORMULATION FOR PICOPLATIN	JP	2010-517010	7/16/2008

ORAL FORMULATION FOR PICOPLATIN	TW	097127053	7/16/2008

USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	US	61/027,387	2/8/2008

USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT	PCT	PCT/US2009/000770	2/6/2009

*	co-owned with Genzyme Corporation

COLORECTAL CANCER

USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	US	12/866,702	11/11/2010

USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	AU	2009210654	2/6/2009

USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	CA	2,715,348	2/6/2009

USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	CN	200980109758.6	2/6/2009

USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	EP	09708527.8	2/6/2009

USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	JP	2010-545883	2/6/2009

USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	US	61/027,382	2/8/2008

USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	PCT	PCT/ US2009/000773	2/6/2009

USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	US	12/866,706	11/15/2010

USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	AU	2009210656	2/6/2009

USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL	CA	2,715,353	2/6/2009

CANCER

USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	CN	200980111015.2	2/6/2009

USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	EP	09708387.7	2/6/2009

USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	JP	2010-545885	2/6/2009

USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	US	61/027,360	2/8/2008

PICOPLATIN AND AMRUBICIN TO TREAT LUNG CANCER	PCT	PCT/US2009/000750	2/6/2009

PICOPLATIN AND AMRUBICIN TO TREAT LUNG CANCER	US	12/866,710	11/10/2010

PICOPLATIN AND AMRUBICIN TO TREAT LUNG CANCER	AU	2009210734	2/6/2009

PICOPLATIN AND AMRUBICIN TO TREAT LUNG CANCER	CA	2,715,329	2/6/2009

PICOPLATIN AND AMRUBICIN TO TREAT LUNG CANCER	CN	200980110139.9	2/6/2009

PICOPLATIN AND AMRUBICIN TO TREAT LUNG CANCER	EP	09708292.9	2/6/2009

PICOPLATIN AND AMRUBICIN TO TREAT LUNG CANCER	JP	2010-545878	2/6/2009

COMBINATION CHEMOTHERAPY COMPRISING STABILIZED INTRAVENOUS PICOPLATIN DOSAGE	US	61/027,388	2/8/2008

FORM

COMBINATION CHEMOTHERAPY COMPRISING STABILIZED INTRAVENOUS PICOPLATIN DOSAGE FORM	US	61/055/071	5/21/2008

STABILIZED PICOPLATIN DOSAGE FORM	PCT	PCT/US2008/08076	6/27/2008

STABILIZED PICOPLATIN DOSAGE FORM	US	12/635,517	12/10/2009

COMBINATION THERAPY FOR OVARIAN CANCER	US	12/635,534	12/10/2009

COMBINATION THERAPY FOR OVARIAN CANCER	US	12/781,599	5/17/2010

COMBINATION THERAPY FOR OVARIAN CANCER	PCT	PCT/US11/036855	5/17/2011

STABILIZED PICOPLATIN DOSAGE FORM	AU	2008295576	6/27/2008

STABILIZED PICOPLATIN DOSAGE FORM	BR	PI0811816-7	6/27/2008

STABILIZED PICOPLATIN DOSAGE FORM	CA	2,691,115	6/27/2008

STABILIZED PICOPLATIN DOSAGE FORM	CN	200880022248.0	6/27/2008

STABILIZED PICOPLATIN DOSAGE FORM	EP	08828991.3	6/27/2008

STABILIZED PICOPLATIN DOSAGE FORM	HK	10108170.3	6/27/2008

STABILIZED PICOPLATIN DOSAGE FORM	ID	W-00201000277	6/27/2008

STABILIZED PICOPLATIN DOSAGE FORM	IL		6/27/208

STABILIZED PICOPLATIN DOSAGE FORM	IN	7725/CHENP/2009	6/27/2008

STABILIZED PICOPLATIN DOSAGE FORM	JP	2010-514837	6/27/2008

STABILIZED PICOPLATIN DOSAGE FORM	KR	10-2010-7001745	6/27/2008

STABILIZED PICOPLATIN DOSAGE FORM	MX	MX/a/2009/013835	6/27/2008

STABILIZED PICOPLATIN DOSAGE FORM	RU	2010102096	6/27/2008

STABILIZED PICOPLATIN DOSAGE FORM	TW	097124033	6/28/2008

STABILIZED PICOPLATIN DOSAGE FORM	UA	201000817	6/28/2008

PICOPLATIN ORAL DOSAGE FORM HAVING HIGH BIOAVAILABILITY	US	61/169,679	4/15/2009

PICOPLATIN ORAL DOSAGE FORM HAVING HIGH BIOAVAILABILITY	US	61/170,487	4/17/2009

HIGH BIOVAILABILITY ORAL PICOPLATIN ANTI-CANCER THERAPY	PCT	PCT/US2010/00735	3/11/2010

USE OF PICOPLATIN TO TREAT PROSTATE CANCER	US	61/177,567	5/12/2009

USE OF PICOPLATIN TO TREAT PROSTATE CANCER	PCT	PCT/US2010/34591	5/12/2010

USE OF PICOPLATING AND DOCETAXEL TO TREAT PROSTATE CANCER	US	61/177,571	5/12/2009

IMPROVED SYNTHESIS OF PICOPLATIN	US	61/186,526	6/12/2009

IMPROVED SYNTHESIS OF PICOPLATIN	PCT	PCT/US2010/38348	6/11/2010

IMPROVED SYNTHESIS OF PICOPLATIN	TW	099119171	6/11/2010

METHOD TO TREAT SMALL CELL LUNG CANCER	US	61/311,169	3/5/2010

METHOD TO TREAT SMALL CELL LUNG CANCER	US	61/345,442	5/17/2010

METHOD TO TREAT SMALL CELL LUNG CANCER	PCT	PCT/US2011/027264	3/4/2011

METHOD TO TREAT SMALL CELL LUNG CANCER	TW	100107612	3/7/2011

COMBINATION THERAPY FOR SMALL CELL LUNG CANCER	US	61/345,451	5/17/2010

COMBINATION THERAPY FOR SMALL CELL LUNG CANCER	US	61/346,777	5/20/2010

COMBINATION THERAPY FOR SMALL CELL LUNG CANCER	PCT	PCT/US2011/027268	3/4/2011

COMBINATION THERAPY FOR SMALL CELL LUNG CANCER	TW	100107621	3/7/2011

The Following patents are licensed by Poniard Pharmaceuticals, Inc:

[***] [Portions of the next 11 pages have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.]

Section 8. Assigned Agreements. Set forth below is a list of all the agreements to be assigned as collateral security by the Borrower under the agreements granting a security interest therein:

Name of Agreement	Date and Parties
Commercial Supply Agreement	Baxter Oncology GmbH and the Borrower, executed by the Borrower on November 22, 2008

Commercial Picoplatin Active Pharmaceutical Ingredient Manufacturing Agreement	Dated March 24, 2008 between W.C. Heraeus GmbH and the Borrower

Picoplatin Active Pharmaceutical Ingredient Manufacturing Agreement	Dated July 27, 2006 between W.C. Heraeus GmbH and the Borrower

License Agreement	Dated April 2, 2004 and amended September 18, 2006 between AnorMed, Inc. and the Borrower

Section 9. Authorization to File Financing Statements. The Borrower hereby authorizes the Lender to file financing or continuation statements, and amendments thereto, in all jurisdictions and with all filing offices as the Lender may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted or to be granted to the Lender. Such financing statements may describe the collateral in the same manner as described in the agreement(s) granting a security interest or may contain an indication or description of collateral that describes such property in any other manner as the Lender may determine, in its sole discretion, is necessary or advisable to ensure the perfection of the security interest in the collateral granted or to be granted to the Lender.

IN WITNESS WHEREOF, the Borrower has caused this Perfection Certificate to be executed as of the              day of             , 2011 by its officer thereunto duly authorized.

PONIARD PHARMACEUTICALS, INC.

By:
Name:
Title:

EXHIBIT D

SECURED NON-RECOURSE PROMISSORY NOTE

$2,400,000	, 2011

Seattle, Washington

FOR VALUE RECEIVED, Poniard Pharmaceuticals, Inc., a Washington corporation (the “Company”), promises to pay, without recourse, to the order of Bay City Capital Fund IV, L.P., a Delaware limited partnership (the “Holder”), the principal sum of Two Million Four Hundred Thousand Dollars ($2,400,000), in lawful money of the United States of America in immediately available funds, with interest thereon (this “Note”) (the outstanding principal amount hereof plus the accrued but unpaid interest hereon is referred to herein as the “Aggregate Amount”). Interest shall accrue on the unpaid principal of this Note at the rate of Eighteen Percent (18.00%) per annum (based on a year of 365 days and for the actual number of calendar days elapsed), compounded annually. Interest shall commence on the date written above, continue to accrue on the outstanding principal until paid in full in cash, and shall together with the outstanding principal be due and payable on one year from the issue date (the “Maturity Date”). This Note is issued pursuant to that certain Loan and Security Agreement dated as of             , 2011 by and between the Company and the Holder (“Loan Agreement”). Capitalized terms used but not defined herein shall have the meanings given them in the Loan Agreement.

The following is a statement of the rights of Holder and the conditions to which this Note is subject, and to which Holder hereof, by the acceptance of this Note, agrees:

1. Prepayment. The Company may at any time prior to the Maturity Date prepay the Aggregate Amount in whole or in part.

2. Security Interest; Non-recourse Nature. This Note is secured by a security interest in certain Collateral (as defined in the Loan Agreement) as provided in the Loan Agreement. The Collateral shall be the sole recourse of the Holder with respect to this Note, and the liability of the Company for the amounts due under this Note shall be limited to such Collateral, the distributions thereof and the proceeds of any assignments or sales thereof. Notwithstanding anything to the contrary set forth in this Note or in the Loan Agreement, the Company shall have no liability under, or for the payment of, this Note other than the obligation to transfer the Collateral, or the proceeds thereof, to the Holder or to a third party on the exercise of the Holder’s rights under the Loan Agreement. The Holder waives its right to enforce against the Company a judgment imposing liability on the Company for any failure to pay or deficiency in payment of the Aggregate Amount or any other amounts payable under this Note (other than through delivery of the Collateral). Accordingly, neither the Company nor any of its officers, directors, shareholders, employees, members, agents or affiliates shall have any personal liability whatsoever under this Note and no property or assets of the Company (other than the Collateral) or any other person shall be subject to levy, execution or other enforcement procedure for the satisfaction of the Holder’s remedies under this Note or pursuant to the Loan Agreement.

1

3. Events of Default. If any of the following events shall occur (hereinafter individually referred to as an “Event of Default”), Holder may declare the Aggregate Amount immediately due and payable, by notice in writing to the Company and may pursue any and all remedies available to it under applicable law or pursuant to the Loan Agreement:

(a) failure to pay the Aggregate Amount in full on the Maturity Date;

(b) any breach by the Company of any term, covenant, condition or agreement contained in any Transaction Document;

(c) any representation or warranty made or deemed made by or on behalf of the Company in any Transaction Document or any amendment or modification thereof or waiver thereunder, shall have been proven to be materially incorrect when made or deemed made;

(d) there occurs a Change in Control without Holder’s prior written consent;

(e) there occurs a default by the Company under any of the Assigned Agreements;

(f) any Transaction Document, as applicable, shall for any reason fail to create a valid and perfected first priority security interest in any Collateral purported to be covered thereby;

(g) the institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by the Company to institution of bankruptcy or insolvency proceedings against it, or the filing by the Company of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action; or

(h) if within sixty (60) days after the commencement of an action against the Company (and service of process in connection therewith on the Company) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company, or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated.

4. Default Rate. Upon the occurrence and during the continuation of an Event of Default, the rate of interest in effect during such time hereunder shall be increased by Two Percent (2.00%) per annum.

2

5. Successors and Assigns. Subject to the restrictions on transfer described in Section 7 below, the rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties. The Holder shall not be permitted to assign its rights or delegate its obligations hereunder to any third party without the prior written consent of the Company; provided, however, the Holder shall be permitted to assign its rights and delegate its obligations under this Note to any entity wholly-owned by the Holder without the consent of the Company.

6. Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and the Holder.

7. Transfer of this Note. This Note may not be transferred except with the prior written consent of the Company.

8. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier at the respective addresses of the parties as set forth in the Loan Agreement or at such other address as the parties shall furnish to each other in writing.

9. Governing Law; Dispute Resolution. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of Washington, without regard to the conflict of law provisions of the State of Washington or of any other state.

10. Usury. In the event the Holder receives any sums under this Note which constitute interest in an amount in excess of that permitted by any applicable law, then, all such sums constituting interest in excess of that permitted to be paid under applicable law shall, at the Holder’s option, either be credited to the payment of principal owing hereunder or returned to the Company.

11. Waivers. The Company and any endorsers of this Note, and each of them, hereby waive diligence, demand, presentment for payment, notice of non-payment, protest and notice of protest, and specifically consent to and waive notice of any renewals or extensions of this Note, whether made to or in favor of the Company or any other person or persons. The Company and any endorsers of this Note expressly waive all right to the benefit of any statute of limitations and any moratorium, reinstatement, marshaling, forbearance, extension, redemption, or appraisement now or hereafter provided by the Constitution and the laws of the United States and of any state thereof, as a defense to any demand against the Company or any such endorsers, to the fullest extent permitted by law.

12. Headings. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note.

STATUTORY NOTICE: ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR FORBEAR FROM

3

ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW

IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.

PONIARD PHARMACEUTICALS, INC., a Washington corporation

By:
Name:
Title:

4

EXHIBIT E

Collateral Description

All right, title, interest, claims and demands of the Borrower in and to the following property:

Trademarks:

Trademark	Country	Application No. and/or Registration No.	Application Filing Date and/or Registration Date
PONIARD	US	77/926,443
PONIARD	EUROPE	5136247	3/26/2007
PONIARD	BULGARIA	87794	3/25/2008
PONIARD	CANADA	1,305,719
PONIARD	CHINA	5420788	9/7/2009
PONIARD	JAPAN	2006-55411	12/15/2006
PONIARD	MEXICO	788572	9/21/2006
PONIARD	ROMANIA	M2006-06634	5/29/2007
PONIARD	RUSSIA	2006716360	9/24/2007
PONIARD	UKRAINE	M200608493	10/25/2007
PONIARD	US	78/941,640	5/29/2007
PONIARD	EUROPE	5646484	1/17/2008
PONIARD	CANADA	1,332,920
PONIARD	CHINA	5875890	3/28/2010
PONIARD	INDIA	1526598
PONIARD	JAPAN	20076424	6/1/2007
PONIARD	MEXICO	832693	11/27/2007

Trademark	Country	Application No. and/or Registration No.	Application Filing Date and/or Registration Date
PONIARD	RUSSIA	2007701832	6/4/2008
PONIARD	UKRAINE	M200701043	5/26/2008
P DESIGN	EUROPE	5645965	1/30/2008
P DESIGN	CANADA	1,332,922
P DESIGN	CHINA	5875888	12/28/2009
P DESIGN	INDIA	1526599
P DESIGN	JAPAN	20075966	6/1/2007
P DESIGN	MEXICO	832691	4/30/2007
P DESIGN	RUSSIA	2007701837	1/30/2008
P DESIGN	UKRAINE	M200701044	6/25/2008
P DESIGN	US	78/941,637	5/29/2007
P DESIGN	CHINA	5875889	3/28/2010
P DESIGN	MEXICO	832692	11/27/2007
P DESIGN	RUSSIA	2007702270	5/20/2008
P PONIARD & DESIGN (LOGO)	US	78/941,528	5/29/2007
P DESIGN	CROATIA	Z20070832A	2/8/2008
P DESIGN	SERBIA	Z9912007	5/8/2007
PONIARD	CROATIA	Z20070831A	2/8/2008
PONIARD	SERBIA	Z9922007	5/8/2007

Patents:

Patent	Country	Application No. or Registration No. (as applicable)	Application Filing Date or Registration Date (as applicable)
USE OF PICOPLATIN TO TREAT SMALL CELL LUNG CANCER	US	60/857,067	11/6/2006
USE OF PICOPLATIN TO TREAT SMALL CELL LUNG CANCER	US	60/877,515	12/28/2006
USE OF PICOPLATIN TO TREAT SMALL CELL LUNG CANCER	US	60/927,347	5/3/2007
USE OF PICOPLATIN TO TREAT SMALL CELL LUNG CANCER	US	60/931,309	5/22/2007
USE OF PICOPLATIN TO TREAT SMALL CELL LUNG CANCER	US	60/969,441	8/31/2007
USE OF PICOPLATIN TO TREAT SMALL CELL LUNG CANCER	US	12/508,392	7/23/2009
A METHOD OF TREATMENT OF HORMONE-RESISTANT PROSTATE CANCER	US	60/857,017	11/6/2006
A METHOD OF TREATMENT OF HORMONE-RESISTANT PROSTATE CANCER	US	60/857,564	11/8/2006
A METHOD OF TREATMENT OF HORMONE-RESISTANT PROSTATE CANCER	US	60/877,570	12/28/2006
USE OF PICOPLATIN TO TREAT PROSTATE CANCER	US	60/889,179	2/9/2007
USE OF PICOPLATIN TO TREAT PROSTATE CANCER	US	60/890,950	2/21/2007
USE OF PICOPLATIN TO TREAT PROSTATE CANCER	US	60/931,609	5/24/2007
USE OF PICOPLATIN TO TREAT PROSTATE CANCER	US	60/952,440	7/27/2007
USE OF PICOPLATIN TO TREAT PROSTATE CANCER	US	11/935,979	11/6/2007

Patent	Country	Application No. or Registration No. (as applicable)	Application Filing Date or Registration Date (as applicable)
A METHOD OF TREATMENT OF COLORECTAL CANCER	US	60/857,066	11/6/2006
A METHOD OF TREATMENT OF COLORECTAL CANCER	US	60/857/725	11/8/2006
USE OF PICOPLATIN TO TREAT COLORECTAL CANCER	US	60/889,191	2/9/2007
USE OF PICOPLATIN TO TREAT COLORECTAL CANCER	US	60/931,589	5/24/2007
USE OF PICOPLATIN TO TREAT COLORECTAL CANCER	US	60/683,852	10/30/2007
USE OF PICOPLATIN TO TREAT COLORECTAL CANCER	US	12/367,394	2/6/2009
USE OF PICOPLATIN TO TREAT COLORECTAL CANCER	US	12/465,563	5/13/2009
USE OF PICOPLATIN TO TREAT COLORECTAL CANCER	US	12/508,372	7/23/2009
USE OF PICOPLATIN TO TREAT COLORECTAL CANCER	PCT	PCT/US2010/34593	5/12/2010
ENCAPSULATED PICOPLATIN	US	60/889,201	2/9/2007
ENCAPSULATED PICOPLATIN	US	60/889,675	2/13/2007
ENCAPSULATED PICOPLATIN	US	60/984,156	10/31/2007
ENCAPSULATED PICOPLATIN	US	60/989,020	11/19/2007
ENCAPSULATED PICOPLATIN	PCT	PCT/US2008/001746	2/8/2009
ENCAPSULATED PICOPLATIN	US	12/536,311	8/5/2009
ENCAPSULATED PICOPLATIN	AU	2008214199	2/8/2008

Patent	Country	Application No. or Registration No. (as applicable)	Application Filing Date or Registration Date (as applicable)
ENCAPSULATED PICOPLATIN	BR	PI 0806362-1	2/8/2008
ENCAPSULATED PICOPLATIN	CA	2,677,639	2/8/2008
ENCAPSULATED PICOPLATIN	CN	200880011347.9	2/8/2008
ENCAPSULATED PICOPLATIN	EG	1200/2009	2/8/2008
ENCAPSULATED PICOPLATIN	EP	08725387.8	2/8/2008
ENCAPSULATED PICOPLATIN	HK	10102719.4	2/8/2008
ENCAPSULATED PICOPLATIN	ID	W-00200902208	2/8/2008
ENCAPSULATED PICOPLATIN	IL	200261	2/8/2008
ENCAPSULATED PICOPLATIN	IN	5257/CHENP/2009	2/8/2008
ENCAPSULATED PICOPLATIN	JP	2009-549126	2/8/2008
ENCAPSULATED PICOPLATIN	KR	10-2009-7018781	2/8/2008
ENCAPSULATED PICOPLATIN	MX	MX/s/2009/008487	2/8/2008
ENCAPSULATED PICOPLATIN	PH	1-2009-501520	2/8/2008
ENCAPSULATED PICOPLATIN	RU	2009133447	2/8/2008
ENCAPSULATED PICOPLATIN	UA	200909261	2/8/2008
ENCAPSULATED PICOPLATIN	VN	1-2009-01904	2/8/2008
STABILIZED PICOPLATIN ORAL DOSAGE FORM*	US	60/889,171	2/9/2007
STABILIZED PICOPLATIN ORAL DOSAGE FORM*	US	60/889,681	2/13/2007
STABILIZED PICOPLATIN ORAL DOSAGE FORM*	PCT	PCT/US2008/001752	2/8/2008
STABILIZED PICOPLATIN ORAL DOSAGE FORM*	US	12/536,335	8/5/2009

*	co-owned with Genzyme Corporation

Patent	Country	Application No. or Registration No. (as applicable)	Application Filing Date or Registration Date (as applicable)
STABILIZED PICOPLATIN ORAL DOSAGE FORM*	AU	2008214202	2/8/2008
STABILIZED PICOPLATIN ORAL DOSAGE FORM*	BR	0806418-0	2/8/2008
STABILIZED PICOPLATIN ORAL DOSAGE FORM*	CA	2,677,640	2/8/2008
STABILIZED PICOPLATIN ORAL DOSAGE FORM*	CN	200880011357.2	2/8/2008
STABILIZED PICOPLATIN ORAL DOSAGE FORM*	EG	1201/2009	2/8/2008
STABILIZED PICOPLATIN ORAL DOSAGE FORM*	EP	08725393.6	2/8/2008
STABILIZED PICOPLATIN ORAL DOSAGE FORM*	HK	10106157.4	2/8/2008
STABILIZED PICOPLATIN ORAL DOSAGE FORM*	ID	W-00200902207	2/8/2008
STABILIZED PICOPLATIN ORAL DOSAGE FORM*	IL	200262	2/8/2008
STABILIZED PICOPLATIN ORAL DOSAGE FORM*	IN	5256/CHENP/2009	2/8/2008
STABILIZED PICOPLATIN ORAL DOSAGE FORM*	JP	2009-549128	2/8/2008
STABILIZED PICOPLATIN ORAL DOSAGE FORM*	KR	10-2009-7018780	2/8/2008
STABILIZED PICOPLATIN ORAL DOSAGE FORM*	MX	MX/a/2009/008488	2/8/2008
STABILIZED PICOPLATIN ORAL DOSAGE FORM*	PH	1-2009-501521	2/8/2008
STABILIZED PICOPLATIN ORAL DOSAGE FORM*	RU	2009133446	2/8/2008

* co-owned with Genzyme Corporation

Patent	Country	Application No. or Registration No. (as applicable)	Application Filing Date or Registration Date (as applicable)
STABILIZED PICOPLATIN ORAL DOSAGE FORM*	UA	200909262	2/8/2008
STABILIZED PICOPLATIN ORAL DOSAGE FORM AND PROCESS FOR PREPARING THE SAME*	VN	1-2009-01903	2/8/2008
STABILIZED INTRAVENOUS DOSAGE FORM	US	60/949,639	6/27/2007
ORAL FORMULATION FOR PICOPLATIN	US	60/950,033	7/16/2007
ORAL FORMULATION FOR PICOPLATIN	US	61/043,962	4/10/2008
ORAL FORMULATION FOR PICOPLATIN	PCT	PCT/US2008/008669	7/16/2008
ORAL FORMULATION FOR PICOPLATIN	US	12/669,274	1/15/2010
ORAL FORMULATION FOR PICOPLATIN	CA	2,693,057	7/16/2008
ORAL FORMULATION FOR PICOPLATIN	CN	200880103323.6	7/16/2008
ORAL FORMULATION FOR PICOPLATIN	EP	08780206.2	7/16/2008
ORAL FORMULATION FOR PICOPLATIN	HK	11101572.1	7/16/2008
ORAL FORMULATION FOR PICOPLATIN	JP	2010-517010	7/16/2008
ORAL FORMULATION FOR PICOPLATIN	TW	097127053	7/16/2008
USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	US	61/027,387	2/8/2008
USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	PCT	PCT/US2009/000770	2/6/2009
USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	US	12/866,702	11/11/2010

* co-owned with Genzyme Corporation

Patent	Country	Application No. or Registration No. (as applicable)	Application Filing Date or Registration Date (as applicable)
USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	AU	2009210654	2/6/2009
USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	CA	2,715,348	2/6/2009
USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	CN	200980109758.6	2/6/2009
USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	EP	09708527.8	2/6/2009
USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	JP	2010-545883	2/6/2009
USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	US	61/027,382	2/8/2008
USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	PCT	PCT/ US2009/000773	2/6/2009
USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	US	12/866,706	11/15/2010
USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	AU	2009210656	2/6/2009
USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	CA	2,715,353	2/6/2009

Patent	Country	Application No. or Registration No. (as applicable)	Application Filing Date or Registration Date (as applicable)
USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	CN	200980111015.2	2/6/2009
USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	EP	09708387.7	2/6/2009
USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	JP	2010-545885	2/6/2009
USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	US	61/027,360	2/8/2008
PICOPLATIN AND AMRUBICIN TO TREAT LUNG CANCER	PCT	PCT/ US2009/000750	2/6/2009
PICOPLATIN AND AMRUBICIN TO TREAT LUNG CANCER	US	12/866,710	11/10/2010
PICOPLATIN AND AMRUBICIN TO TREAT LUNG CANCER	AU	2009210734	2/6/2009
PICOPLATIN AND AMRUBICIN TO TREAT LUNG CANCER	CA	2,715,329	2/6/2009
PICOPLATIN AND AMRUBICIN TO TREAT LUNG CANCER	CN	200980110139.9	2/6/2009
PICOPLATIN AND AMRUBICIN TO TREAT LUNG CANCER	EP	09708292.9	2/6/2009
PICOPLATIN AND AMRUBICIN TO TREAT LUNG CANCER	JP	2010-545878	2/6/2009

Patent	Country	Application No. or Registration No. (as applicable)	Application Filing Date or Registration Date (as applicable)
COMBINATION CHEMOTHERAPY COMPRISING STABILIZED INTRAVENOUS PICOPLATIN DOSAGE FORM	US	61/027,388	2/8/2008
COMBINATION CHEMOTHERAPY COMPRISING STABILIZED INTRAVENOUS PICOPLATIN DOSAGE FORM	US	61/055/071	5/21/2008
STABILIZED PICOPLATIN DOSAGE FORM	PCT	PCT/ US2008/08076	6/27/2008
STABILIZED PICOPLATIN DOSAGE FORM	US	12/635,517	12/10/2009
COMBINATION THERAPY FOR OVARIAN CANCER	US	12/635,534	12/10/2009
COMBINATION THERAPY FOR OVARIAN CANCER	US	12/781,599	5/17/2010
COMBINATION THERAPY FOR OVARIAN CANCER	PCT	PCT/ US11/036855	5/17/2011
STABILIZED PICOPLATIN DOSAGE FORM	AU	2008295576	6/27/2008
STABILIZED PICOPLATIN DOSAGE FORM	BR	PI0811816-7	6/27/2008
STABILIZED PICOPLATIN DOSAGE FORM	CA	2,691,115	6/27/2008
STABILIZED PICOPLATIN DOSAGE FORM	CN	200880022248.0	6/27/2008
STABILIZED PICOPLATIN DOSAGE FORM	EP	08828991.3	6/27/2008
STABILIZED PICOPLATIN DOSAGE FORM	HK	10108170.3	6/27/2008
STABILIZED PICOPLATIN DOSAGE FORM	ID	W-00201000277	6/27/2008

Patent	Country	Application No. or Registration No. (as applicable)	Application Filing Date or Registration Date (as applicable)
STABILIZED PICOPLATIN DOSAGE FORM	IL		6/27/2008
STABILIZED PICOPLATIN DOSAGE FORM	IN	7725/CHENP/ 2009	6/27/2008
STABILIZED PICOPLATIN DOSAGE FORM	JP	2010-514837	6/27/2008
STABILIZED PICOPLATIN DOSAGE FORM	KR	10-2010-7001745	6/27/2008
STABILIZED PICOPLATIN DOSAGE FORM	MX	MX/a/ 2009/013835	6/27/2008
STABILIZED PICOPLATIN DOSAGE FORM	RU	2010102096	6/27/2008
STABILIZED PICOPLATIN DOSAGE FORM	TW	097124033	6/28/2008
STABILIZED PICOPLATIN DOSAGE FORM	UA	201000817	6/28/2008
PICOPLATIN ORAL DOSAGE FORM HAVING HIGH BIOAVAILABILITY	US	61/169,679	4/15/2009
PICOPLATIN ORAL DOSAGE FORM HAVING HIGH BIOAVAILABILITY	US	61/170,487	4/17/2009
HIGH BIOVAILABILITY ORAL PICOPLATIN ANTI-CANCER THERAPY	PCT	PCT/ US2010/00735	3/11/2010
USE OF PICOPLATIN TO TREAT PROSTATE CANCER	US	61/177,567	5/12/2009
USE OF PICOPLATIN TO TREAT PROSTATE CANCER	PCT	PCT/ US2010/34591	5/12/2010
USE OF PICOPLATING AND DOCETAXEL TO TREAT PROSTATE CANCER	US	61/177,571	5/12/2009
IMPROVED SYNTHESIS OF PICOPLATIN	US	61/186,526	6/12/2009

Patent	Country	Application No. or Registration No. (as applicable)	Application Filing Date or Registration Date (as applicable)
IMPROVED SYNTHESIS OF PICOPLATIN	PCT	PCT/ US2010/38348	6/11/2010
IMPROVED SYNTHESIS OF PICOPLATIN	TW	099119171	6/11/2010
METHOD TO TREAT SMALL CELL LUNG CANCER	US	61/311,169	3/5/2010
METHOD TO TREAT SMALL CELL LUNG CANCER	US	61/345,442	5/17/2010
METHOD TO TREAT SMALL CELL LUNG CANCER	PCT	PCT/ US2011/027264	3/4/2011
METHOD TO TREAT SMALL CELL LUNG CANCER	TW	100107612	3/7/2011
COMBINATION THERAPY FOR SMALL CELL LUNG CANCER	US	61/345,451	5/17/2010
COMBINATION THERAPY FOR SMALL CELL LUNG CANCER	US	61/346,777	5/20/2010
COMBINATION THERAPY FOR SMALL CELL LUNG CANCER	PCT	PCT/ US2011/027268	3/4/2011
COMBINATION THERAPY FOR SMALL CELL LUNG CANCER	TW	100107621	3/7/2011

EXHIBIT B

Secured Non-Recourse Promissory Note

[See Exhibit D to the Loan and Security Agreement]